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                                                                    EXHIBIT 10.2

[LETTERHEAD OF CALMAT]



                                           June 11, 1998



CORNERSTONE C&M, INC.
2680 Bishop Drive, Suite 225
San Ramon, CA 94583
ATTN: MR. DANIEL L. GRANT

RE:  EXCHANGE OF ASSETS

Gentlemen:

          This letter, when the enclosed copy hereof has been signed by you and returned to the undersigned, will set forth our understanding with respect to the following exchange transaction:

          1.   Jamieson Facilities.  At the closing, CalMat shall convey to
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Kaiser (i) the Pleasanton, California, aggregates processing plant and ready mix concrete facility and the materials and easement to extract materials from the property located generally adjacent to such facilities, (ii) the recycle business located at or adjacent to the Jamieson Facilities and (iii) the landfill business also located on or adjacent to the Jamieson Facilities; together with the miscellaneous improvements and personal property, including equipment, rolling stock, inventory and accounts receivable, used or useful in connection with any thereof, but excluding cash and cash equivalents.

          2.   Kaiser Assets.  At the closing, you shall convey or cause to be
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conveyed to CalMat $34,000,000 in cash, subject to adjustment as provided in the definitive agreement referred to below, plus the following assets:

               (a) Acme.  The aggregate sites, ready-mix concrete facilities and
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     asphalt plants and construction business located in Spokane, Washington,
     Richland, Washington and Coeur d'Alene, Idaho;
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Mr. Daniel L. Grant
June 11, 1998
Page 2



               (b) Central Coast.  The aggregate locations, ready-mix concrete
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     facilities, asphalt plants and recycle sites located in and known as your
     California Central Coast operations;

               (c) Asphalt Plants.  The three asphalt plants located in
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     Pleasanton (Radum), Walnut Creek and Santa Rosa, California;

               (d) Recycling.  The recycling sites located at Santa Fe Springs,
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     Huntington Beach, South Gate, Long Beach, Santa Monica, Garfield and
     Gardena, California, commonly known as "L.A. Basin Recycle";

               (e) El Rio.  The ready-mix concrete facility and recycling
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     facility located in El Rio, California; and

               (f) Inland Rock.  The aggregate site and ready mix concrete
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     facility located in Upland, California, commonly known as Inland Rock;

together with the miscellaneous improvements and personal property, including equipment, rolling stock, inventory and accounts receivable, used or useful in connection with the ownership or operation of any of the foregoing, but excluding cash and cash equivalents.

          3.   Supply Agreement.  At the closing, CalMat and you shall enter
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into an agreement for the supply of aggregates to (i) CalMat's bay area asphalt plants and (ii) CalMat's Albuquerque, New Mexico rock and sand processing facility, ready mix concrete facility and asphalt plant, in each case upon terms and conditions to be negotiated.

          The foregoing is subject to the negotiation, execution and delivery of a definitive agreement and the satisfaction of all of the conditions precedent to the obligations of the parties which may be set forth therein. This letter does not constitute a binding obligation on the part of any party to consummate any transaction but merely sets forth the basic terms and conditions upon which the parties agree to negotiate, in good faith, a definitive agreement along the lines set forth above.
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Mr. Daniel L. Grant
June 11, 1998
Page 3



       If the foregoing accurately sets forth your understanding of our respective intentions, please so signify by executing and returning to the undersigned the enclosed copy of this letter.



CALMAT CO.


By /s/ H. James Gallagher
   -----------------------------
   H. James Gallagher
   Executive Vice President, Finance,
   Chief Financial Officer and Treasurer


The foregoing is acknowledged and agreed:


CORNERSTONE C&M, INC.


By /s/ Daniel L. Grant
   -----------------------------
   Daniel L. Grant
   Vice President, Corporate Development